UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 23, 2021

KADANT INC.
(Exact name of registrant as specified in its charter)

Commission file number 001-11406

Delaware	52-1762325
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
One Technology Park Drive
Westford, Massachusetts 01886
(Address of principal executive offices, including zip code)
(978) 776-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KAI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

KADANT INC.

Item 7.01 Regulation FD Disclosure.

On August 23, 2021, Kadant Inc. (“Kadant” or the “Company”) acquired all the outstanding equity securities of East Chicago Machine Tool Corporation (“Balemaster”) and certain assets of affiliated entities for $54 million in cash, subject to certain customary adjustments (the “Acquisition”). Balemaster is a leading U.S. manufacturer of horizontal balers and related equipment used primarily for recycling packaging waste at corrugated box plants and large retail and distribution centers and will become part of Kadant’s Material Handling reporting segment. A copy of the press release issued by the Company in connection with the Acquisition is furnished with this Current Report on Form 8-K and attached hereto as Exhibit 99.1.

On August 24, 2021 the Company will hold a webcast and conference call to discuss the transaction described above at 9:30 a.m. eastern time. A copy of an investor presentation with an overview of the Acquisition that will be presented on the webcast and discussed in the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is posted in the “Investors” section of the Company’s website at www.kadant.com.

The information contained in this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Safe Harbor Statement

The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about the financial and operating performance of Balemaster, the benefits of the Acquisition, and the expected future business and financial performance of Balemaster. These forward-looking statements represent our expectations as of the date of this press release. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the fiscal year ended January 2, 2021 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to Kadant's ability to successfully integrate Balemaster and its operations and employees and realize anticipated benefits from the Acquisition; unanticipated disruptions to the business, general and regional economic conditions, and the future performance of Balemaster; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement of the Acquisition; competitive and/or investor responses to the Acquisition; uncertainty of the expected financial performance of the combined operations; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from the Acquisition; the impact of the COVID-19 pandemic on our operating and financial results; adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; health epidemics; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; price increases or shortages of raw materials; competition; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; substitution of an alternative index for LIBOR; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions.

KADANT INC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The following exhibits relating to Item 7.01 shall be deemed to be furnished and not filed.

Exhibit
No.	Description of Exhibits

99.1	Press release issued by the Company on August 23, 2021.

99.2	Slides to be presented by the Company on August 24, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

KADANT INC.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: August 23, 2021	By	/s/ Michael J. McKenney
Michael J. McKenney Executive Vice President and Chief Financial Officer

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